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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): January 4, 2002

                        COMMISSION FILE NUMBER 000-27548

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                          LIGHTPATH TECHNOLOGIES, INC.

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             (Exact name of registrant as specified in its charter)



          DELAWARE                                               86-0708398
(State or  other jurisdiction of                              (I.R.S. Employer
incorporation or organization)                               Identification No.)

          3819 OSUNA, NE
       ALBUQUERQUE, NEW MEXICO                                     87109
(Address of principal executive offices)                         (Zip Code)

              Registrant's telephone number, including area code:
                                 (505) 342-1100

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                          LIGHTPATH TECHNOLOGIES, INC.
                                    FORM 8-K

ITEM 7. EXHIBITS.

        Exhibit     Description
        -------     -----------
          99.1      Press release dated  January 4, 2002,  announcing  estimated sales for the first quarter and the conference call on January 31, 2002.

ITEM 9. REGULATION FD DISCLOSURE

     The information in this report is being furnished pursuant to Regulation FD. In accordance with General Instruction B.2 of Form 8-K, the information in this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, as amended. The furnishing of the information set forth in this report is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

     On January 4, 2002, LightPath Technologies, Inc. a Delaware corporation (the "Company"), issued a press release announcing, among other things, that the Company intends to release second quarter financial results, and to hold a publicly accessible conference call, on January 31, 2002. A copy of the Company's press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed in its behalf by the undersigned, thereunto duly authorized.


                                                    LIGHTPATH TECHNOLOGIES, INC.



                                             By: /s/ Donna Bogue January 4, 2002
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                                                                     DONNA BOGUE
                                                               CFO AND TREASURER